                                                                     Exhibit 5

[LOGO]                                              PLEASE MAKE CHECK PAYABLE TO:   NATIONWIDE LIFE INSURANCE COMPANY

                                                                                    Send Variable Annuity Application and check to:
                                                                                    Individual Investment Products
                                                                                    P.O. Box 16609, Columbus, Ohio 43216-6609
                                                          ANNUITY APPLICATION       1-800-848-6331

------------------------------------------------------------------------------------------------------------------------------------

DESIGNATED ANNUITANT (Print Name)                                                                     Sex   [ ]  M      [ ]  F

    ADDRESS                                                                            BIRTHDATE         MO.      DAY       YEAR
            --------------------------------------                                                    ---------------------------

    ----------------------------------------------                                                    ---------------------------

                                                                                        OCCUPATION
                                                                                                    -----------------------------
SOC. SEC. NO.  __ __ __ - __ __ - __ __ __ __                                           EMPLOYER
                                                                                                   ------------------------------

------------------------------------------------------------------------------------------------------------------------------------

CONTRACT OWNER NATIONWIDE ADVISORY SERVICES INC. AS CUSTODIAN FOR
                                                                    -------------------------------------------------------------
     ADDRESS                                                                                 (Name of Applicant)
             -----------------------------------

     -------------------------------------------                                           Tax I.D. or Soc. Sec. No.

BIRTHDATE                                                                               __ __ __ - __ __ - __ __ __ __
          --------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
BENEFICIARY (Print Name)                                                        RELATIONSHIP
                         ------------------------------------                                ----------------------------------
CONTINGENT BENEFICIARY                                                          RELATIONSHIP
                         ------------------------------------                                ----------------------------------
------------------------------------------------------------------------------------------------------------------------------------

ANNUITY PURCHASE PAYMENTS:   First Purchase Payment $___________________________ submitted herewith.  A copy of this application duly signed by the agent will constitute receipt for such amount. If this application is declined, there will be no liability on the part of the Company, and any sums submitted with this application will be refunded.

     The Contract Owner intends to make subsequent purchase payments in the amount of $___________on a

[ ]  monthly            [ ]  quarterly          [ ]  semi-annual          [  ] annual basis.      Billing #  _________________

------------------------------------------------------------------------------------------------------------------------------------

PURCHASE PAYMENT ALLOCATION:  (whole percentages only, must total 100%)

_______% AMCENT: BENHAM                          _______% FIDELITY ADVISOR GROWTH                   _______% NEUBERGER & BERMAN
          SHORT-TERM GOVERNMENT                            OPPORTUNITIES FUND                                 GUARDIAN FUND, INC.
_______% AMCENT: INCOME & GROWTH                 _______% FIDELITY ADVISOR                          _______% NEUBERGER & BERMAN
_______% AMCENT: TWENTIETH                                 HIGH YIELD FUND                                    LIMITED MATURITY
          CENTURY GROWTH                         _______% FIDELITY ADVISOR                                    BOND FUND, INC.
_______% AMCENT: TWENTIETH                                 BALANCED FUND                            _______% NEUBERGER & BERMAN
          CENTURY INT'L GROWTH                   _______% FIDELITY ASSET MANAGER                              PARTNERS FUND, INC.
_______% AMCENT: TWENTIETH                       _______% FIDELITY EQUITY-INCOME                    _______% OPPENHEIMER GLOBAL
          CENTURY ULTRA                                    FUND                                               FUND
_______% DELCHESTER FUND                         _______% FIDELITY MAGELLAN(R)FUND                  _______% PHOENIX BALANCED
_______% DREYFUS A BONDS PLUS                    _______% FIDELITY PURITAN FUND                               FUND SERIES
_______% DREYFUS APPRECIATION                    _______% FRANKLIN MUTUAL SERIES                    _______% STRONG TOTAL
          FUND, INC                                        SHARES FUND CLASS 1                                RETURN FUND, INC.
_______% DREYFUS BALANCED FUND INC               _______% JANUS FUND                                _______% TEMPLETON FOREIGN
_______% DREYFUS S & P 500                       _______% JANUS TWENTY FUND                                   FUND
          INDEX FUND                             _______% JANUS WORLDWIDE FUND                      _______% WARBURG PINCUS
_______% DREYFUS THIRD                           _______% MFS(R) WORLD                                        GLOBAL FIXED INCOME
          CENTURY FUND                                     GOVERNMENTS FUND                                   FUND
_______% EVERGREEN INCOME                        _______% NATIONWIDE(R) BOND FUND                   _______% WARBURG PINCUS
          AND GROWTH FUND                        _______% NATIONWIDE(R) FUND                                  EMERGING GROWTH
_______% FEDERATED BOND FUND                     _______% NATIONWIDE(R) GROWTH FUND                           FUND
_______% FEDERATED HIGH YIELD                    _______% NATIONWIDE(R) MONEY
          TRUST                                            MARKET FUND
_______% FIDELITY ADVISOR                        _______% NATIONWIDE(R) U.S. GOVERNMENT             _______% FIXED ACCOUNT
          EQUITY-INCOME FUND                               INCOME FUND
                                                 _______% NEUBERGER & BERMAN
                                                           GENESIS TRUST




-----------------------------------------------------------------------------------------------------------------------------------

ANNUITY COMMENCEMENT DATE:                                          OPTIONAL ANNUITY FORM ELECTED:

The First Day of                                                    Unless otherwise indicated, I hereby elect the Life Annuity
                 --------------------------------------             Option.
---------------------------------------------------------

CHECK CONTRACT TYPE:                                                [ ] Life Annuity    [ ] 120 or [ ] 240 Monthly Payments and
                                                                    life.    [ ] Joint and Last Survivor Annuity.

                                                                    Second Person
[ ] IRA           [ ] SEP IRA        [ ] SIMPLE-IRA                                 ---------------------------------------------

[ ] 401(a)                   [ ] 401(k)                                       ------------------------
                                                                                 MO     DAY     YR.              Relationship
Year for which contribution applied                                 Birthdate ------------------------
                                    -------------------
---------------------------------------------------------                     ------------------------       ---------------------
                                                                    ----------------------------------------------------------------
REMARKS:
                                                                    Will the annuity applied for replace existing annuity or life
                                                                    insurance?   [ ] Yes     [ ] No.  If yes, explain:


------------------------------------------------------------------------------------------------------------------------------------

I hereby represent my answers to the above questions to be correct and true to the best of my knowledge and belief and agree that this application shall be a part of any annuity contract issued by the Company.

I UNDERSTAND THAT ANNUITY PAYMENTS AND SURRENDER VALUES, WHEN BASED UPON INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, ARE VARIABLE
AND ARE NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT. RECEIPT OF A CURRENT VARIABLE ANNUITY PROSPECTUS IS HEREBY ACKNOWLEDGED.

[ ]  Please send me a copy of the Statement of Additional Information to the prospectus.

SIGNED AT ____________________________________________________________  ON ________________________________
                                                                                         (Date)

APPLICANT _________________________________________________________   WITNESS _____________________________
                         (Signature of Applicant)                               (Print Agent Name and No.)

AGENT'S PHONE # ___________________________________________________   _____________________________________
                                                                                (Signature of Agent)

AGENT:  Do you have reason to believe the Contract applied for is to replace existing annuities
or insurance owned by the annuitant?    [ ] Yes     [ ] No

General Agent ______________________________________________ Branch Office Location _______________________

City ______________________________________  State ______________ Zip _____________  Telephone ____________




[LOGO]                                              PLEASE MAKE CHECK PAYABLE TO:   NATIONWIDE LIFE INSURANCE COMPANY

                                                                                    Send Variable Annuity Application and check to:
                                                                                    Individual Investment Products
                                                                                    P.O. Box 16609, Columbus, Ohio 43216-6609
                                                          ANNUITY APPLICATION       1-800-848-6331

------------------------------------------------------------------------------------------------------------------------------------

DESIGNATED ANNUITANT (Print Name)                                                                     Sex   [ ]  M      [ ]  F

    ADDRESS                                                                            BIRTHDATE         MO.      DAY       YEAR
            --------------------------------------                                                    ---------------------------

    ----------------------------------------------                                                    ---------------------------

                                                                                        OCCUPATION
                                                                                                    -----------------------------
SOC. SEC. NO.  __ __ __ - __ __ - __ __ __ __                                           EMPLOYER
                                                                                                   ------------------------------

------------------------------------------------------------------------------------------------------------------------------------

CONTRACT OWNER NATIONWIDE ADVISORY SERVICES INC. AS CUSTODIAN FOR
                                                                    -------------------------------------------------------------
     ADDRESS                                                                                 (Name of Applicant)
             -----------------------------------

     -------------------------------------------                                           Tax I.D. or Soc. Sec. No.

BIRTHDATE                                                                               __ __ __ - __ __ - __ __ __ __
          --------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
BENEFICIARY (Print Name)                                                        RELATIONSHIP
                         ------------------------------------                                ----------------------------------
CONTINGENT BENEFICIARY                                                          RELATIONSHIP
                         ------------------------------------                                ----------------------------------
------------------------------------------------------------------------------------------------------------------------------------

ANNUITY PURCHASE PAYMENTS:   First Purchase Payment $___________________________ submitted herewith.  A copy of this application duly signed by the agent will constitute receipt for such amount. If this application is declined, there will be no liability on the part of the Company, and any sums submitted with this application will be refunded.

     The Contract Owner intends to make subsequent purchase payments in the amount of $___________on a

[ ]  monthly            [ ]  quarterly          [ ]  semi-annual          [  ] annual basis.      Billing #  _________________

------------------------------------------------------------------------------------------------------------------------------------

PURCHASE PAYMENT ALLOCATION:  (whole percentages only, must total 100%)

_______% AMCENT: BENHAM                          _______% FIDELITY ADVISOR GROWTH                   _______% NEUBERGER & BERMAN
          SHORT-TERM GOVERNMENT                            OPPORTUNITIES FUND                                 GUARDIAN FUND, INC.
_______% AMCENT: INCOME & GROWTH                 _______% FIDELITY ADVISOR                          _______% NEUBERGER & BERMAN
_______% AMCENT: TWENTIETH                                 HIGH YIELD FUND                                    LIMITED MATURITY
          CENTURY GROWTH                         _______% FIDELITY ADVISOR                                    BOND FUND, INC.
_______% AMCENT: TWENTIETH                                 BALANCED FUND                            _______% NEUBERGER & BERMAN
          CENTURY INT'L GROWTH                   _______% FIDELITY ASSET MANAGER                              PARTNERS FUND, INC.
_______% AMCENT: TWENTIETH                       _______% FIDELITY EQUITY-INCOME                    _______% OPPENHEIMER GLOBAL
          CENTURY ULTRA                                    FUND                                               FUND
_______% DELCHESTER FUND                         _______% FIDELITY MAGELLAN(R)FUND                  _______% PHOENIX BALANCED
_______% DREYFUS A BONDS PLUS                    _______% FIDELITY PURITAN FUND                               FUND SERIES
_______% DREYFUS APPRECIATION                    _______% FRANKLIN MUTUAL SERIES                    _______% STRONG TOTAL
          FUND, INC                                        SHARES FUND CLASS 1                                RETURN FUND, INC.
_______% DREYFUS BALANCED FUND INC               _______% JANUS FUND                                _______% TEMPLETON FOREIGN
_______% DREYFUS S & P 500                       _______% JANUS TWENTY FUND                                   FUND
          INDEX FUND                             _______% JANUS WORLDWIDE FUND                      _______% WARBURG PINCUS
_______% DREYFUS THIRD                           _______% MFS(R) WORLD                                        GLOBAL FIXED INCOME
          CENTURY FUND                                     GOVERNMENTS FUND                                   FUND
_______% EVERGREEN INCOME                        _______% NATIONWIDE(R) BOND FUND                   _______% WARBURG PINCUS
          AND GROWTH FUND                        _______% NATIONWIDE(R) FUND                                  EMERGING GROWTH
_______% FEDERATED BOND FUND                     _______% NATIONWIDE(R) GROWTH FUND                           FUND
_______% FEDERATED HIGH YIELD                    _______% NATIONWIDE(R) MONEY
          TRUST                                            MARKET FUND
_______% FIDELITY ADVISOR                        _______% NATIONWIDE(R) U.S. GOVERNMENT             _______% FIXED ACCOUNT
          EQUITY-INCOME FUND                               INCOME FUND
                                                 _______% NEUBERGER & BERMAN
                                                           GENESIS TRUST




-----------------------------------------------------------------------------------------------------------------------------------

ANNUITY COMMENCEMENT DATE:                                          OPTIONAL ANNUITY FORM ELECTED:

The First Day of                                                    Unless otherwise indicated, I hereby elect the Life Annuity
                 --------------------------------------             Option.
---------------------------------------------------------

CHECK CONTRACT TYPE:                                                [ ] Life Annuity    [ ] 120 or [ ] 240 Monthly Payments and
                                                                    life.    [ ] Joint and Last Survivor Annuity.

                                                                    Second Person
[ ] IRA           [ ] SEP IRA        [ ] SIMPLE-IRA                                 ---------------------------------------------

[ ] 401(a)                   [ ] 401(k)                                       ------------------------
                                                                                 MO     DAY     YR.              Relationship
Year for which contribution applied                                 Birthdate ------------------------
                                    -------------------
---------------------------------------------------------                     ------------------------       ---------------------
                                                                    ----------------------------------------------------------------
REMARKS:
                                                                    Will the annuity applied for replace existing annuity or life
                                                                    insurance?   [ ] Yes     [ ] No.  If yes, explain:


------------------------------------------------------------------------------------------------------------------------------------

I hereby represent my answers to the above questions to be correct and true to the best of my knowledge and belief and agree that this application shall be a part of any annuity contract issued by the Company.

I UNDERSTAND THAT ANNUITY PAYMENTS AND SURRENDER VALUES, WHEN BASED UPON INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, ARE VARIABLE
AND ARE NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT. RECEIPT OF A CURRENT VARIABLE ANNUITY PROSPECTUS IS HEREBY ACKNOWLEDGED.

[ ]  Please send me a copy of the Statement of Additional Information to the prospectus.

SIGNED AT ____________________________________________________________  ON ________________________________
                                                                                         (Date)

APPLICANT _________________________________________________________   WITNESS _____________________________
                         (Signature of Applicant)                               (Print Agent Name and No.)

AGENT'S PHONE # ___________________________________________________   _____________________________________
                                                                                (Signature of Agent)

AGENT:  Do you have reason to believe the Contract applied for is to replace existing annuities
or insurance owned by the annuitant?    [ ] Yes     [ ] No

General Agent ______________________________________________ Branch Office Location _______________________

City ______________________________________  State ______________ Zip _____________  Telephone ____________

